FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        December 6, 2001                        December 6, 2001
        Date of Report                     (Date of earliest event reported)

                          MANCHESTER TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                           New York                0-21695       11-2312854
           (State or other jurisdiction        (Commission     (I.R.S. Employer
        of incorporation or organization)        File Number)    I.D. Number)

             160 Oser Avenue, Hauppauge, New York                   11788
             (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (631) 435-1199

          (Former name or former address, if changed since last report)
ITEM 5.  OTHER EVENTS


In a press release dated December 6, 2001, Manchester Technologies, Inc. ("Manchester") (NASDAQ NM: MANC) reported revenue of $61.6 million for the first quarter ended October 31, 2001. Earnings for the quarter were $104,000 or $0.01 per diluted share. The press release regarding Manchester's financial results for the first quarter 2002, including unaudited condensed consolidated financial statements for the quarter ended October 31, 2001, is attached as Exhibit 99.1. Manchester's business results are discussed more fully in Manchester's Form 10Q for the quarter ended October 31, 2001, which will be filed on or about December 14, 2001.

 ITEM 7. FINANCIAL  STATEMENTS,  PRO FORMA  FINANCIAL  INFORMATION AND
EXHIBITS.

(c)    Exhibits:

99.1 - Press Release dated December 6, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:      December 6, 2001


                                  MANCHESTER TECHNOLOGIES, INC.
                                  (Registrant)

                                  By:    s/Barry Steinberg
                                        --------------------
                                        Barry Steinberg
                                        President and Chief Executive Officer


Exhibit Index.

Exhibit No.            Description
99.1                   Press Release dated December 6, 2001